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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                      FORM 8-K




                                   CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 6, 1998



                            Atchison Casting Corporation
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               (Exact name of registrant as specified in its charter)


                Kansas               1-12541                  48-1156578
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(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)


   400 South Fourth Street, Atchison, Kansas                     66002
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code     (913)367-2121


                                         NONE
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           (Former name or former address, if changed since last report)


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On April 6, 1998, Atchison Casting UK Ltd ("ACUK"), a subsidiary of the registrant, acquired all of the outstanding capital stock, consisting of 76,987,733 ordinary shares of capital stock, of Sheffield Forgemasters Group Limited ("Sheffield"), incorporated in England and Wales, from the stockholders of Sheffield for approximately U.S. $54.9 million in cash and 1,040,000 ordinary shares of ACUK valued at U.S. $914,817. The 1,040,000 ordinary shares, consisting of approximately 5.0% of the outstanding stock, of ACUK were issued to Sheffield management in exchange for 1,267,477 shares of Sheffield instead of the cash consideration. The purchase price was determined pursuant to arm's length negotiations between the parties.

          Sheffield includes Forgemasters Steel & Engineering Limited, River Don Castings Limited, Forged Rolls (UK) Limited and British Rollmakers Limited, among other operating units. The companies' products serve a variety of markets and end users, including steel rolling mills, paper and plastic processing, oil and gas exploration and production, fossil and nuclear electricity generation and forging ingots, which the registrant intends to continue.

          The funds used for this acquisition were secured by bank loans extended by Harris Trust and Savings Bank, as Agent, under the Amended and Restated Credit Agreement dated April 3, 1998, among the registrant and the Banks party thereto.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a) and        It is impracticable at this time to provide the financial
(b)            statements required by Item 7(a) and (b) of Form 8-K.  The required financial statements will be filed by amendment to this Form 8-K as soon as they become available, but in no event later than 60 days after the date upon which this Form 8-K must be filed.

(c)            EXHIBITS

               (2.1) The Offer from ACUK to the stockholders of Sheffield dated April 6, 1998.

               (2.2) Deed of Warranty and Undertaking in respect of Sheffield and its Subsidiaries dated April 6, 1998 by and among Phillip Montague Wright, Malcom Arthur Brand and David Fletcher and ACUK. Certain schedules and exhibits to the Deed of Warranty and Undertaking have not been filed. The registrant agrees to provide the Commission supplementally with a copy of any exhibit or schedule requested by the Commission.

               (4.1a) The Amended and Restated Credit Agreement dated as of April 3, 1998, among the registrant, the Banks party thereto and Harris Trust and Savings Bank, as Agent. Certain schedules and exhibits to the Amended and Restated Credit Agreement have not been filed. The registrant agrees to provide the Commission supplementally with a copy of any exhibit or schedule requested by the Commission.

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               (4.1b) Pledge and Security Agreement dated as of April 3, 1998, between the registrant and Harris Trust and Savings Bank, as Agent. Certain schedules and exhibits to the Pledge and Security Agreement have not been filed. The registrant agrees to provide the Commission supplementally with a copy of any exhibit or schedule requested by the Commission.

               (4.2) Third Amendment dated as of April 3, 1998 to the Note Purchase Agreement dated July 29, 1994 between the registrant and Teachers Insurance and Annuity Association of America.

               (10.1) The Share Exchange Agreement dated April 6, 1998 in respect of the ordinary shares of Sheffield by and among David Fletcher and others, ACUK and Atchison Casting Corporation.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Atchison Casting Corporation
                                          ----------------------------
                                                 (Registrant)




                                          /s/ Kevin T. McDermed
                                          ---------------------
April 16, 1998                            Kevin T. McDermed, Vice President,
                                          Chief Financial Officer, Treasurer
                                          and Secretary


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                                   EXHIBIT INDEX



   Exhibit                          Exhibit
   Number
   ------                           --------

     2.1 The Offer from ACUK to the stockholders of Sheffield dated April 6, 1998.

     2.2 Deed of Warranty and Undertaking in respect of Sheffield and its Subsidiaries dated April 6, 1998 by and among Phillip Montague Wright, Malcom Arthur
             Brand and David Fletcher and ACUK.

     4.1a The Amended and Restated Credit Agreement dated as of April 3, 1998, among the registrant, the Banks party thereto and Harris Trust and Savings Bank, as Agent.

     4.1b    Pledge and Security Agreement dated as of April 3,
             1998, between the registrant and Harris Trust and Savings Bank, as Agent.

     4.2     Third Amendment dated as of April 3, 1998 to the
             Note Purchase Agreement dated July 29, 1994 between the registrant and Teachers Insurance and Annuity
             Association of America.

    10.1 The Share Exchange Agreement dated April 6, 1998 in respect of the ordinary shares of Sheffield by and among David Fletcher and others, ACUK and Atchison
             Casting Corporation.